[GRAPHIC OMITTED]

===================
Kleinwort

Benson

Australian

Income Fund, Inc.
===================

Quarterly Report
July 31, 1998

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Report to Shareholders

--------------------------------------------------------------------------------

Third Quarter Highlights

o Australian dollar ended April at US$0.61 versus US$0.70 at the beginning of the fiscal year.

o     Australian underlying inflation slightly rose +0.7% in the year to June
      1998.

o     Australian cash rates remain at 5.0% during the quarter.

o     The yield on ten-year Australian government bonds was 5.5% in July 1998.

--------------------------------------------------------------------------------

To Our Shareholders,

      During the nine months ended July 31, 1998, the total value of the Fund depreciated as a result of the decline in the Australian and New Zealand dollars against the US dollar. The decline in the two currencies will be discussed more fully below, but it resulted mainly from events in Asia and Japan, and the associated decline in commodity prices. The bond markets of Australia and New Zealand performed well over the period, partly as a result of a global decline in bond yields and also because of the deflationary factors that led to the decline in the two currencies. Over the fiscal year to date, the Fund's primary objective of achieving a high level of income return lost ground in capital terms for the reasons noted above. At July 31 1998, the Fund's closing market price was $6.88, a discount of 14.1% to its net asset value of $8.00.

      For the year ended July 31, 1998, the Fund achieved a total return on net asset value (with distributions reinvested) of -13.07%. The monthly dividend was reduced to US$0.045 per share in June 1998. This reduction reflected both the decline in the Australian dollar and the decline in Australian and New Zealand bond yield levels that have been taking place over recent years. Accordingly, the Fund generated a current dividend yield of 7.85% (based on the Fund's stock price at July 31, 1998 and the income distribution rate of $0.045).

      A further analysis of the Fund's performance since inception is provided on page 3.

-----------------------
    MARKET SUMMARY
-----------------------

      A more comprehensive discussion of the major economic trends in Australia and New Zealand is provided in the Economic Review, together with an analysis of recent developments in the debt and currency markets. In summary, the relative strength of the Australian economy visible at the start of 1998 continued into the early part of the year. However, as the year progressed, it became apparent that the financial crisis in Asia, coupled with ongoing weakness in the Japanese economy, was having a negative effect on Australian confidence and there were fears of a slowdown late in the period under review. Inflation remained firmly under control, with no sign that that higher import costs had been passed on to the consumer. In New Zealand, the economy continued to suffer. The weakness of export markets was not bolstered by domestic demand, as was the case in Australia, and interest rates were very high for most of the period. The release of second quarter growth figures will probably reveal that New Zealand was officially in recession over the first half of 1998.

      The economic background of low inflation and moderate wage growth allowed the Reserve Bank of Australia to maintain official interest rates at 5%

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

throughout the Fund's third quarter. The weakening of the economy was counterbalanced by the need to maintain interest rate policy in support of the Australian dollar. The Australian bond market performed well, supported by positive domestic fundamentals along with global developments. Inflation remained subdued, and the slowdown in Asia was expected to ensure that there were few inflationary threats. The weakness of the Australian dollar did not increase inflation given the inability of retailers to pass on higher import costs to the consumer. The yield on ten-year Australian bonds fell from 6% in November 1997 to 5.5% in July 1998. New Zealand interest rates were volatile, rising sharply from 7.5% to 10% over the first six months of the Fund's year, before declining rapidly to below 8% over June and July 1998, when an easing in policy became necessary to stimulate the economy. New Zealand ten-year bond yields fell from 6.5% to 6% over the period, with prices supported by the weakness of the domestic economy.

      On behalf of the Board of Directors,


      /s/ Sir Robert Cotton

      Sir Robert Cotton
      Chairman


      /s/ David M. Felder

      David M. Felder
      President

      September 1, 1998

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY

At July 31, 1998, the average maturity of the Fund's Portfolio was 4.9 years, with an average duration of 3.9 years and a current yield to maturity of 5.9%. Securities rated AAA comprised 76% of the portfolio, with the remaining 24% in AA rated securities.
--------------------------------------------------------------------------------

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Performance from Inception through July 31, 1998

                                                                     (Unaudited)

                   Growth of a Hypothetical $10,000 Investment

           [The following information was represented as a line chart in the printed material].

       Australian Index   Fund Net Asset Value   Fund Market Value    U.S. Index
11/86       10000                 10000                10000             10000
7/87        11592                 11193                10358              9875
7/88        15204                 14526                12826             10468
7/89        16478                 15447                14206             11249
7/90        17599                 16178                14297             12215
7/91        23151                 20823                17979             14002
7/92        26661                 23536                22130             15473
7/93        29103                 25320                23254             17683
7/94        30218                 26383                22880             17867
7/95        32064                 27673                23491             19024
7/96        39349                 33183                28633             20594
7/97        44094                 36501                31130             21933
7/98        40455                 32460                26735             24953

Since its inception in 1986, the Fund has achieved an average annualized return on market value of 8.80%, on the basis noted below. On a net asset value basis, which measures the performance of the Fund's underlying portfolio, the average return has been 10.62%. Both the market and net asset value performance measures have outpaced the Salomon Brothers US Government Bond Index which has averaged 8.15%. The Salomon Brothers Australian Government Bond Index has averaged 12.72% since the Fund's inception, with the difference between the Fund's net asset value performance and that of the index primarily attributable to the Fund's operating and foreign tax expenses, which neither index is subject to. After adjusting for these expenses, which have averaged 2.18% since inception, the Fund has also outperformed the Australian index.

-----------------------------------------------------------------------------------------------------------------
               Annualized                            9                                          10        Since
               Performance                        Months*   1 Year     3 Years    5 Years      Years    Inception
-----------------------------------------------------------------------------------------------------------------
Fund Market Value(1)                              -10.97%   -16.51%      2.60%      3.11%      7.06%      8.80%
-----------------------------------------------------------------------------------------------------------------
Fund Net Asset Value(2)                           -10.22%   -13.07%      3.85%      4.75%      7.78%     10.62%
-----------------------------------------------------------------------------------------------------------------
Salomon Brothers US Gov't Bond Index(3)             6.04%     8.43%      7.86%      6.56%      8.97%      8.15%
-----------------------------------------------------------------------------------------------------------------
Salomon Brothers Australian Gov't Bond Index(4)    -8.76%   -10.93%      6.13%      6.43%      9.61%     12.72%
-----------------------------------------------------------------------------------------------------------------

      *     Not Annualized.
      +     Fund commenced operations November 28, 1986.
      (1)   Based on market value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at reinvestment plan prices.
      (2)   Based on net asset value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at the ex-dividend date net asset value. This measures the performance of the underlying Fund portfolio and may not be indicative of returns to investors.
   (3)(4)   The Salomon Brothers US and Australian Government Bond Indices
            are US$ based unmanaged indices.

Please remember that past performance may not be indicative of future results.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Economic Review

----------------------------
      ECONOMIC REVIEW
----------------------------

      The final quarter of 1997 and the first half of 1998 have been dominated by economic events in Asia, first by sharp currency devaluations and then by economic stagnation in Japan. The economic collapse in the region dragged commodity prices lower, subduing inflation across world economies. The US economy continued to grow strongly, but slowed in the second quarter of 1998 as lower exports and lower inventories reduced growth. Inflation continued to trend lower aided by lower import prices and by commodity weakness. European economies grew solidly, but were moderated by events in the Far East, and inflation was subdued by stubbornly high unemployment. Global bond markets provided a positive background for Australian and New Zealand bonds, driven by the deflationary environment. Short-term official interest rates in major economies were stable from November 1997 to July 1998.

Australia

      Australian GDP figures for the first half of the Fund's fiscal year were robust with GDP (A) rising 0.7% over the final quarter of 1997, and 1.3% over the first quarter of 1998, 4.9% higher than a year before. However, the breakdown of the first quarter figures provided a less positive picture of the economy. Much of the increase in growth went into stocks and the level of domestic demand was lower than had been expected. The housing sector continued to recover, but excluding heavy public sector investment, investment spending slowed considerably, suggesting lower growth over the second quarter of 1998. As might be expected there was a drag on growth from net imports and the tourist related sectors suffered particularly, given the drying up of Asian tourist inflows. The deflator figures in the National accounts continued to point to low CPI inflation.

      Retail Trade was resilient over the period, but did display some moderation over the summer of 1998. In November 1997, annual trend increases in sales were running at a healthy 4.9% compared to 3.6% in June 1998, reflecting lower consumer confidence on Asian concerns and a stalling in the improvement in the labor market. The sales figures revealed the expected fall in retail services for areas dependent on tourist spending, although the most recent figures show some recovery, with the very weak Australian dollar beginning to attract visitors again. Consumer confidence rose in late 1997 and early 1998, reflecting a strong domestic economy, rising house prices and falling unemployment. However, confidence fell back over the remainder of the period, a clear result of concerns over the effect of the Asian financial crisis on the Australian economy.

      The Australian labor market improved over the majority of the nine months under review with the rate of unemployment declining from 8.4% in October 1997 to 7.9% in April 1998. Gains in total employment were split fairly evenly between full-time and part-time jobs. Employment growth slowed over the summer of 1998 towards a trend rate of 1.5%, close to the level required to keep the unemployment rate constant given the trend expansion in the size of the Australian labor force. The leading indicators of employment also slowed over the summer, with a decline in both the job advertisement data and a rise in the number of skilled vacancies. The Australian housing market was a key factor in the rise in confidence over the early months of the period under review. Building

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Economic Review

Approval grew by 16.7% in the year to October 1997, compared to 14.9% in May 1998. The continued strength in housing was a sign that this interest rate sensitive sector was still boosted by the decline in mortgage rates over the last two years.

      Australian inflation continued to provide a positive influence on the Australian bond market during the Fund's third quarter. Headline CPI fell 0.2% in the year to December 1997, and by the same figure in the year to March 1998. The headline inflation figure rose to +0.7% in the year to June 1998, but this was simply a reflection of lower base figures from June 1997, and did not represent strong rise in inflation. The treasury underlying figures, which exclude the volatile effect of interest rates were fairly stable over the period rising marginally from 1.4% in the year to December 1997 to 1.6% in the year to June 1998. The drop in the Australia dollar over the period might have been expected to boost CPI, but retailers were unable to pass the cost of imports on to the consumer. The level of commodity prices was also a key factor in the good inflation performance, with Australian commodities particularly weak.

      Wage inflation continued to run well ahead of CPI inflation, but remained below the 4.5% level that the Reserve Bank of Australia informally sees as consistent with its inflation targets, given reasonable productivity growth. Average Weekly Ordinary Time earnings rose by 4.3% in the year to May 1998. Wage rises were slightly lower in the services sector towards the end of the period, a reversal of the recent trend, and a result of the increased service and price competition from Asia. An increasing number of wage agreements are now being reached through enterprise bargaining rather than the traditional pan-industry process. Wage rises from this form of bargaining have been lower than the aggregate wage inflation figures reported above. The average wage rise from enterprise bargaining was 3.8% in the year to June 1998.

      The political situation in Australia witnessed some interesting developments over the period under review. The Liberal government suffered in the opinion polls, falling significantly behind the labor opposition. One of the reasons for this decline was the emergence of the One Nation party, a radical nationalist group, whose major source of support was from Liberal voters in rural areas. An election has now been called by Prime Minister Howard and it remains to be seen whether One Nation will be able to carry their recent popularity into a general election. Although it is possible that there will be a change of government, the main thrust of economic policy is expected to survive intact.

New Zealand

      Economic growth in New Zealand was weak over the first nine months of the Fund's fiscal year. GDP expanded by 0.4% in the December quarter of 1997, and then fell by 0.9% in the March quarter of 1998. Growth over the year to March 1998 was a subdued 1.4%. Weakness was seen in all sectors with high short-term interest rates and rising unemployment eroding domestic demand and consumer confidence. The rate of unemployment rose to 7.1% in March 1998 and again to 7.7% in June, and the anecdotal evidence of employment intention surveys suggested ongoing weakness in the labor market. Retail sales figures confirmed the weakness of domestic demand, falling 2% in the year to May 1998. In trend terms, retail sales have been flat since mid-1996.

      The weakness of the domestic economy did

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Economic Review

lead to continued low inflation in New Zealand during the Fund's third quarter. CPIX, the underlying measure followed by the Reserve Bank was stable at 1.7% over the first half of 1998, with minimal change compared to the second half of 1997. While economic and commodity price weakness were positive, there was some evidence of an increase in tradable goods prices given the fall in the New Zealand dollar. It is also clear that despite recent weakness some structural price pressures remain in the housing sector, particularly in the area of construction. However, the problem of Auckland house price inflation, a major Reserve Bank concern in the recent year, does seem to have moderated substantially.

      The external sector of the New Zealand economy was a major focus of the New Zealand financial markets during the Fund's third quarter. The current account deficit deteriorated to 7.7% of GDP in the December quarter of 1997. It was expected that the Asian crisis would make the position even worse over 1998. The New Zealand current account figures are boosted by the foreign ownership of major New Zealand firms like Telecom New Zealand. The profits of these companies are all counted as a current account outflow despite the fact that the majority of earnings are retained and never leave the country. The current account situation actually improved over the March quarter of 1998, with the deficit for the year to March reported at 7.2% of GDP. However, with ongoing problems in Asia, this level of deficit remains a concern for financial markets.

Debt Markets

      The Australian bond market performed well during the period, particularly over the early summer of 1998. Ten year yields were relatively stable at close to 6% from late October 1997 to March 1998, but then fell to 5.5% during the Fund's third quarter, having reached a low of 5.39% in early June. The global environment was positive for bond markets and it was expected that the Asian crisis would slow Australia's economy and thus help to keep inflation low. The Reserve Bank of Australia maintained the level of official short-term interest rates over the period against a background of low inflation but relatively buoyant domestic economic growth. During late 1997 and early 1998 there were expectations of a cut in interest rates given continued low inflation releases and the level of spare capacity in the Australian labor market. However these expectations gave way to fears of an increase in rates to defend the rapidly falling Australian dollar. Despite intervention in the foreign exchange market, the Reserve Bank of Australia decided not to alter monetary policy.

      The New Zealand bond market performed poorly over the last months of 1997 with the yield on ten-year bonds rising from 6.5% to over 7%. Confidence was undermined by the level of the current account deficit and high short-term interest rates in response to the currency weakness. However, when it became clear that the domestic economy was slowing sharply, and short term rates were reduced, the New Zealand bond market rallied, and ten year yields ended the period lower, at just over 6%. Short-term rates rose to a peak of 10% in the spring of 1998, but fell to just below 7% at the end of July, with the Reserve Bank sanctioning an easing in monetary policy given that the economy was felt to be in recession.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Economic Review

Australian and New Zealand Dollars

      As noted above, the major factor in both the performance of the Fund, and the Australian financial markets, has been the decline in the value of the Australian dollar against the US dollar. The currency fell from US$0.726 in October 1997 to US$0.61 at the end of July 1998, and has made further lows since the end of the period. The currency has been driven down by various reasons, all related to the decline in economic fortunes in the Asian region. The decline of the Asian currencies, in particular the Japanese Yen has led the Australian dollar lower against a strong US dollar, and indeed in trade weighted terms the currency fell only slightly. The other significant feature has been the decline in commodity prices over the recent past, with gold, a key Australian export commodity, particularly badly affected. In addition to lower demand from Asia, commodity prices have been in a trend decline for some time, given the improvements in supply over recent years.

      The New Zealand dollar also fell against the US dollar for similar reasons to its Australian counterpart. The decline in the Australian dollar led the New Zealand currency weaker and the turmoil in its Asian export market was also a negative factor. There was concern over the level of the New Zealand current account, as noted above, and international confidence was shaken by this data. The New Zealand dollar also suffered from the weakness of the domestic economy, which led investors to correctly anticipate a significant decline in New Zealand short-term interest rates. The New Zealand dollar fell from US$0.616 at the end of October 1997 to US$0.519 at the end of the period under review.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Portfolio of Investments and Cash on Deposit

                                                                                                       July 31, 1998
                                                                                                         (Unaudited)

Long-Term Investments -- 97.4%
Principal Amount                                                                                         Value (US$)
----------------                                                                                         -----------
Australian Government and Semi-Government Bonds -- 67.0%
                         Eurobonds -- 46.2%
    A$ 2,000,000         State Bank of South Australia             9.5% due 10/15/02 ..................  $ 1,385,896
       5,000,000         Australian Industrial Development Corp.   9.25% due 2/17/03 ..................    3,466,510
       1,300,000         State Bank of New South Wales             9.25% due 2/18/03 ..................      900,309
       3,300,000         Export Finance & Insurance Corp.          9% due 3/26/03 .....................    2,279,992
      16,450,000         Queensland Treasury Corp.                 8% due 5/14/03 .....................   11,044,269
       2,750,000         State Bank of South Australia             10.5% due 6/23/03 ..................    2,011,700
       1,500,000         South Australian Government Bond          7.25% due 9/22/03 ..................      977,409
       2,500,000         Australian Industrial Development Corp.   8.75% due 7/20/04 ..................    1,745,003
      22,400,000         Queensland Treasury Corp.                 6.5% due 6/14/05 ...................   14,246,827
       2,200,000         Treasury Corp. of Victoria                9% due 6/27/05 .....................    1,575,056
       1,000,000         Commonwealth Bank of Australia            9% due 8/15/05 .....................      712,281
       6,000,000         New South Wales Treasury Corp.            6.5% due 5/01/06 ...................    3,841,550
                                                                                                         -----------
                                                                                                          44,189,802
                                                                                                         -----------
                         Domestic Bonds -- 20.8%
    A$10.000,000         Commonwealth Government Bond              12% due 11/15/01 ...................    7,311,450
       7,000,000         Western Australia Treasury Corp.          8% due 7/15/03 .....................    4,710,622
       4,000,000         Victorian Public Finance Authority        12.5% due 10/15/03 .................    3,191,178
       6,000,000         Commonwealth Government Bond              10% due 2/15/06 ....................    4,657,092
                                                                                                         -----------
                                                                                                          19,870,342
                                                                                                         -----------
Total Australian Government and Semi-Government Bonds -- (Cost $67,184,759)                               64,060,144
                                                                                                         -----------
Australian Eurobonds -- 16.5%
    A$ 3,500,000         DSL Finance N.V.                          10.25% due 4/7/00 ..................    2,291,589
       6,000,000         Morgan Guaranty Trust Co.                 8% due 4/18/01 .....................    3,879,606
       2,000,000         Bayerische Vereinsbank                    8.75% due 5/17/01 ..................    1,313,972
       5,000,000         Nederlande Waterschapshank N.V.           7% due 3/15/02 .....................    3,164,124
       4,000,000         National Australia Bank                   7% due 7/23/04 .....................    2,563,866
       3,500,000         Bayerische Vereinsbank                    10.25% due 10/28/04 ................    2,612,339
                                                                                                         -----------
Total Australian Eurobonds -- (Cost $18,327,694)                                                          15,825,496
                                                                                                         -----------
New Zealand Eurobonds -- 12.1%
   NZ$ 5,000,000         Province of Alberta                       8% due 10/30/98 ....................    2,559,145
       2,500,000         General Electric Capital Corp.            8.75% due 5/21/99 ..................    1,282,823
       4,000,000         I.B.R.D.                                  7% due 9/18/00 .....................    2,034,112
       4,000,000         European Investment Bank                  8.5% due 5/30/01 ...................    2,102,471
       7,000,000         Federal National Mortgage Association     7.25% due 6/20/02 ..................    3,589,650
                                                                                                         -----------
Total New Zealand Eurobonds -- (Cost $14,335,297)                                                         11,568,201
                                                                                                         -----------
New Zealand Government Bond -- 1.8%
   NZ$ 3,000,000         New Zealand Government Bond               10% due 3/15/02 -- (Cost $2,219,696)    1,703,392
                                                                                                         -----------
Total Long-Term Investments -- (Cost $102,067,446                                                         93,157,233
                                                                                                         -----------

Cash on Deposit -- 1.2%

    A$ 1,797,384         Brown Brothers Harriman & Co., upon demand at 3.44% ..........................    1,092,720
   US$    60,775         Brown Brothers Harriman & Co., upon demand at 4.50% ..........................       60,775
                                                                                                         -----------
Total Cash on Deposit -- (Cost $1,141,647)                                                                 1,153,495
                                                                                                         -----------
Total Portfolio of Investments and Cash on Deposit -- 98.6% (Cost $103,209,093) .......................   94,310,728
Other Assets less Liabilities -- 1.4%                              ....................................    1,314,782
                                                                                                         -----------
Net Assets -- 100.0%                                                                                     $95,625,510
                                                                                                         ===========

See Notes to Financial Statements.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Financial Summary

                                                  For the nine months ended July 31, 1998
                                                                              (Unaudited)

                                                                                Net Asset
                                                                  Total           Value
                                                                Net Assets      Per Share
                                                              -------------     ---------

Beginning of period, November 1, 1997 .....................   $ 113,639,028        $ 9.51
                                                              -------------     ---------


Net Investment Income* ....................................       4,967,126          0.42
Net Realized gain (loss) on:
  Investment transactions* ................................         658,774          0.06
  Foreign currency transactions** .........................      (3,050,119)        (0.26)
Change in unrealized appreciation (depreciation) on
  Investments* ............................................      (2,347,996)        (0.26)
  Foreign currency denominated assets and liabilities** ...     (11,510,882)        (0.96)
                                                              -------------     ---------

Net decrease in net assets resulting from operations ......     (11,283,097)        (0.95)
                                                              -------------     ---------

Dividends paid from net investment income .................      (5,379,555)        (0.45)
Dividends paid from net realized capital gains ............      (1,350,866)        (0.11)
                                                              -------------     ---------
Net decrease in net assets resulting from distributions ...
  to shareholders .........................................      (6,730,421)        (0.57)
                                                              -------------     ---------

Net decrease in net asset value ...........................     (18,013,518)        (1.51)
                                                              -------------     ---------

Net assets at end of period, July 31, 1998 ................   $  95,625,510        $ 8.00
                                                              =============     =========

* Net increase in net assets before net foreign currency loss and dividends and distributions paid to shareholders was $3,277,904, equal to $0.27 per share.
** Net realized and unrealized foreign currency loss was ($14,561,001), equal to ($1.22) per share.

The financial statements contained in this report were not audited and, accordingly, no opinion is expressed on them.

See Notes to Financial Statements.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Dividend Reinvestment and Cash Purchase Plan
Foreign Tax Credits

Dividend Reinvestment and Cash Purchase Plan

      The Fund offers to shareholders a Dividend Reinvestment Plan which provides participants with a prompt and simple way to reinvest their income dividends and capital gain distributions in additional Fund shares. If you choose to participate in the Plan, your income dividends and capital gain distributions will automatically be reinvested in Fund shares at the lower of market price or net asset value, at up to a 5% discount from market price, on valuation date. The Plan also includes a Cash Purchase option which provides Reinvestment Plan participants with the opportunity to make additional cash investments in Fund shares directly through the Plan Agent.

      The Plan is entirely voluntary and, subject to the terms and conditions of the Plan, you may join or withdraw at any time. A brochure with more information, including the full terms and conditions, and an application is available from the Plan Agent, Boston EquiServe, telephone (800) 730-6001.

      If you wish to participate and your shares are registered in your name, simply complete and return the application form. If your shares are held in the name of a brokerage firm, bank or other nominee, your shares may need to be re-registered in your own name in order for you to participate. Please consult your broker to determine what needs to be done to arrange for you to join the Plan.

Foreign Tax Credits

      The Fund will generally elect to treat all foreign taxes paid by it as having been paid proportionately by its shareholders. As a result, the Form 1099-DIV's issued to shareholders by the Fund will likely include an amount of foreign taxes paid by the Fund on the behalf of its shareholders. Shareholders can generally use the foreign tax amount to either claim a deduction or a tax credit on their U.S. Federal tax return.

      The Fund issues its 1099-DIV tax forms in January of each year. In February, the Fund will inform shareholders of the breakdown between foreign taxes, dividends and distributions paid for the preceding calendar year. Shareholders whose shares are held in "street name" should contact their broker for foreign tax credit reporting information.

Shareholder Meeting Results

      The Fund's Annual General Meeting of Shareholders was held on April 2, 1998. Issues presented for the approval of shareholders were (1) the election of four Directors and (2) the ratification of the selection of Price Waterhouse LLP as Independent Accountants for the Fund for the fiscal year ending October 31, 1998.

      The election of Directors and the selection of accountants were approved by shareholders by large margins. There were 11,954,566 shares eligible to vote at the meeting and voting results were as follows:

                                          Number of Shares Voted
                                          ----------------------
Issue                            For             Against         Abstained
-----                            ---             -------         ---------
Election of Directors:
Sir Robert Cotton             10,756,629         262,063             --
David M. Felder               10,759,301         259,391             --
James J. Foley                10,767,086         251,606             --
Stephen K. West               10,727,559         291,133             --
Selection of Independent
  Accountants                 10,784,419          64,398          169,875

      Other Directors whose term of office continued after the meeting are Leonard T. Hinde, The Earl of Limerick, G. William Miller and Nigel S. MacEwan.

Directors and Officers

Sir Robert C. Cotton
Director and Chairman of the Board
Sydney, Australia

David M. Felder
Director and President
London, England

James J. Foley
Director
Belmont, MA

Leonard T. Hinde
Director
Cremorne, NSW, Australia

The Earl of Limerick
Director
London, England

Nigel S. MacEwan
Director
Darien, CT

G. William Miller
Director and Deputy Chairman of the Board
Washington, DC

Stephen K. West
Director
New York, NY

Robert J. Goldstein
Secretary
San Francisco, CA

Jennie W. Klein
Treasurer
San Francisco, CA

Investment Advisor

Kleinwort Benson Investment
Management Americas Inc.
New York, NY

      Kleinwort
      Benson
      Australian

      Income Fund, Inc.

      Four Embarcadero Center
      Suite 3000
      San Francisco, CA 94111
      (800) 237-4218

                                                                   2520-SAR-4/98